UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 18, 2008
                Date of Report (Date of earliest event reported)


                           NORTHERN EXPLORATIONS LTD.
             (Exact name of registrant as specified in its charter)

           Nevada                       333-125068                  n/a
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

           943 38th Avenue SW
       Calgary, Alberta, Canada                                    T2T 2J3
(Address of principal executive offices)                          (Zip Code)

                                 (403) 229-3160
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on August 18, 2008, the Board of Directors (the "Board") of Northern Explorations Ltd., a Nevada corporation (the "Company") accepted the resignation of Richard Novis dated August 18, 2008 as the Chief Executive Officer/Secretary/Chief Financial Officer of the Company. Mr. Novis remains as the President and a member of the Board of Directors of the Company.

Effective August 18, 2008, the Board of Directors of the Company appointed Donald Cameron as the Chief Executive Officer/Secretary/Chief Financial Officer of the Company. Mr. Cameron shall serve until his successor is duly elected or appointed. Mr. Cameron's biography is as follows:

DONALD CAMERON. For the past twenty-five years, Mr. Cameron has been engaged as a senior executive involved in business development of companies in the oil and gas industry. From approximately May 2007 to current date, Mr. Cameron was the President/Chief Executive Officer of a private oil and gas company. Mr. Cameron had also been the chief executive officer of Sky Petroleum from approximately March 2005 through 2006. Mr Cameron was also the president/chief executive officer of Camton Exploration Inc., a private oil and gas company, from approximately 2005 through May 2007. Previously, Mr. Cameron had been the vice president of development for the Calgary based oil and gas firm Yangarra Resources, Inc., where he had specialized in mergers, acquisitions and investment strategies. Among his prior achievements, Mr. Cameron was former senior vice president of development for Nova Scotia based Sobey's, a national conglomerate with annual sales in excess of $10 billion. In this senior position, Mr. Cameron was a key member of the leadership team responsible for profit and loss and achieving targets set for increased profitability and efficiency of diverse businesses. During this period, Mr. Cameron successfully spearheaded a three-year capital and business development plan valued at $350 million. Mr. Cameron previously served as a director of Calgary based oil and gas firms Entrada Energy Inc. and TriOil Ltd. Mr. Cameron holds a Bachelor of Arts degree in Economics and Business from Queen's University, Kingston, Ontario, Canada.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTION.

Not applicable.

(d) EXHIBITS.

Not applicable.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHERN EXPLORATIONS LTD.


DATE:  August 18, 2008                  /s/ Donald Cameron
                                        ----------------------------------------
                                        Name:  Donald Cameron
                                        Title: President/Chief Executive Officer


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